UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 5, 2007

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 East 49th Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 940-5305

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 5, 2007, Saks Incorporated (the “Company”) issued a news release announcing that it has consented to the entry of a final judgment that settles the Securities and Exchange Commission investigation previously disclosed by the Company. The final judgment permanently enjoins the Company and its officers and employees from violating the federal securities laws related to the Company’s reporting, record-keeping and internal controls. No fines or other monetary sanctions were levied against the Company. The SEC’s investigation related to improper collections of vendor markdown allowances prior to 2004 and a 2002 internal investigation into these collections, the improper timing of the recording of inventory markdowns in 1999 and 2001 and related accounting and disclosure issues. The Company’s September 5, 2007 news release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	News release dated September 5, 2007 issued by the Company

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: September 5, 2007	/s/ Michael A. Brizel
Executive Vice President and General Counsel

3